MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Feb-97
Reporting Month:  January


                                                                Interest    Interest    Principal
                     Original   Original Integral     Record    Accrual     Payment     Payment        Ending        Remaining
  Class               Balance   Pct Pool Denomination Date      Factor      Factor      Factor         Balance       Principal
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00    31-Jan-97  2.24408986  2.24408986 14.18855772 $62,873,333.60   0.43556641
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00    31-Jan-97 12.50000000 12.50000000  0.00000000 $13,585,736.00   1.00000000

                $157,934,180.00                                                                     $76,459,069.60


MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT Series 3

  Payment Date:         28-Feb-97
  Reporting Month       January

  Reserve Funds and Subordination

                             Initial Coverage     Beginning Coverage    Adjustments Losses(1)  Insured Balance Ending Coverage
 Type
 Pool Over Collateralization 7.00% $11,887,519.82 13.15% $11,887,519.82 $0.00       $32,851.77 $88,346,589.42  13.46% $11,887,519.82

Insurance

                                  Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
  Type             Purpose
  Insurance Policy Pool Insurance 25.00% $2,619,994.00 37.15% $2,619,944.00 $0.00       $0.00  $6,836,307.91   38.32% $2,619,944.00

  Surplus Summary

  Class                      Total Distribution
  Surplus                        $199,479.95

  Delinquency Statistics
                                       Current              % of
                      # of Loans      Balance         Current Balance
  30+ Days                14          $2,005,321             2.27%
  60+ Days                16          $2,102,543             2.38%
  90+ Days                41          $7,838,846             8.87%
  Foreclosure              5            $808,405             0.92%
  REO                     20          $3,504,827             3.97%

  Totals                  96         $16,259,942            18.40%


  Advances on Delinquencies                                      $158,110.94
  Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:   28-Feb-97
Report Date:    January

Collateral Proceeds Account


Beginning Balance                                          $0.00

Deposits                                                              Withdrawals

Interest Net of Servicing Fee                        $705,338.55      Interest Payments                          $493,752.58
Principal                                          $2,048,096.23      Principal Payments                       $2,048,096.23
Deposits From Reserve Fund                                 $0.00      Surplus                                    $199,479.95
Other Deposits                                             $0.00      FSA Fee                                     $12,106.02
                                                                      Discount Principal Reserve                       $0.00


Total Deposit                                      $2,753,434.78      Total Withdrawals                        $2,753,434.78



                                                                      Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     28-Feb-97
Reporting Month:  January

                      Class
                    Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class               Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance
Merit 3 Class A     5.987500%   $64,921,429.83   $323,930.88   $323,930.88  $2,048,096.23 $2,372,027.11        $0.00  $62,873,333.60
Merit 3 Class B    15.000000%   $13,585,736.00   $169,821.70   $169,821.70          $0.00   $169,821.70        $0.00  $13,585,736.00

                                $78,507,165.83   $493,752.58   $493,752.58  $2,048,096.23 $2,541,848.81        $0.00  $76,459,069.60






  Class             CUSIP     Priority     Principal Type    Interest Type
Merit 3 Class A     589962AG4 Senior       Sequential        Floater
Merit 3 Class B     589962AH2 Senior       Sequential        Floater